Exhibit 10.2

UNLIMITED GUARANTY

GUARANTY, dated as of June 15, 2011 by Sevcon, Inc. (the “Guarantor”), in favor of RBS Citizens, National Association, a national banking association with its head office at 28 State Street, Boston, Massachusetts 02109 (the “Lender”).  In consideration of the Lender's giving, in its discretion, time, credit or banking facilities or accommodations to Sevcon USA, Inc., a Delaware corporation (together with its successors, the “Borrower”), the Guarantor agrees as follows:

1.  GUARANTY OF PAYMENT AND PERFORMANCE.  The Guarantor hereby guarantees to the Lender the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Borrower to the Lender, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise) (the “Obligations”).  This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining their payment.  During the existence of an Event of Default (as defined in the Loan and Security Agreement (All Assets) dated as of the date hereof between the Lender and the Borrower (as amended from time to time, the “Loan Agreement”)) the obligations of the Guarantor hereunder shall become immediately due and payable to the Lender, without demand or notice of any nature, all of which are expressly waived by the Guarantor.  Payments by the Guarantor hereunder may be required by the Lender on any number of occasions.

2.  GUARANTOR'S AGREEMENT TO PAY.  The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Lender, on demand, all costs and expenses (including court costs and legal expenses) reasonably incurred or expended by the Lender in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to the rate of interest announced by the Lender from time to time at its head office as its Prime Rate, plus 3%; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

3.  UNLIMITED GUARANTY.  The liability of the Guarantor hereunder shall be unlimited.

4.  WAIVERS BY GUARANTOR; LENDER'S FREEDOM TO ACT.  The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto.  To the extent permitted by law, the Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of the Borrower, and all suretyship defenses generally.  Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrower; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Lender may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Lender might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

5.  UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER.  If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations.  In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

6.  SUBROGATION; SUBORDINATION.  Until the payment and performance in full of all Obligations and any and all obligations of the Borrower to any affiliate of the Lender:  the Guarantor shall not exercise any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Lender or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Lender or any such affiliate.  The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations, provided that so long as no Event of Default exists, or no demand for payment of any of the Obligations then due and payable in accordance with their terms has been made that remains unsatisfied, the Borrower may make, and the Guarantor may demand and accept, any scheduled payments of principal of and interest on such subordinated indebtedness in the amounts, at the rates and on the dates specified in such instruments, securities or other writings as shall evidence such subordinated indebtedness.  The Guarantor agrees that during the existence of any Event of Default, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until the Obligations shall have been paid in full.  If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor for the benefit of the Lender and be paid over to the Lender on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

7.  SECURITY; SET-OFF.  The Guarantor grants to the Lender, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Lender and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Lender to the Guarantor or subject to withdrawal by the Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Lender is hereby authorized at any time and from time to time during the existence of an Event of Default, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty then due and payable, whether or not the Lender shall have made any demand under this Guaranty.

           8.   FURTHER ASSURANCES.  The Guarantor agrees that the Guarantor will, from time to time at the request of the Lender, provide to the Lender  the Guarantor's financial statement and most recent tax returns and in any event, such other information relating to the business and affairs of the Guarantor as the Lender may reasonably request.  The Guarantor also agrees to do all such things and execute all such documents, including financing statements, as the Lender may reasonably request in order to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lender hereunder.  Guarantor will furnish Lender, annually, as soon as available, and in any event within one hundred twenty (120) days after the end of each fiscal year of Guarantor, a balance sheet as of the end of such fiscal year, and a statement of income and retained earnings for such fiscal year, and a statement of cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year, and all prepared in accordance with generally accepted accounting principles consistently applied on a reviewed basis by independent public accountants selected by the Guarantor and acceptable to Lender.

9.  TERMINATION; REINSTATEMENT.  This Guaranty shall remain in full force and effect until the Lender is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations.  No such notice shall be effective unless received and acknowledged by an officer of the Lender at its head office or at the branch of the Lender where this Guaranty is given.  No such notice shall affect any rights of the Lender or of any affiliate hereunder including, without limitation, the rights set forth in Sections 4 and 6, with respect to Obligations incurred prior to the receipt of such notice and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Borrower and drawn on the Lender or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Lender after that date, shall form part of the Obligations.  This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

10. SUCCESSORS AND ASSIGNS.  This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Lender and its successors, transferees and assigns.  Without limiting the generality of the foregoing sentence, the Lender may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity permitted in accordance with the Loan Agreement, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Lender herein.

11. AMENDMENTS AND WAIVERS.  No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Lender.  No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

12. NOTICES.  All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Lender, at 28 State Street, Boston, Massachusetts 02109, or at such address as either party may designate in writing.

13. GOVERNING LAW; CONSENT TO JURISDICTION.  This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts.  The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified in Section 12 hereof.  The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

14. MISCELLANEOUS.  This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein.  The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations.  The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions.  Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions.  The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined. Delivery of a copy of an executed counterpart of this Guaranty by fax or email shall be equally as effective as delivery of an original executed counterpart of this Guaranty.  Any party delivering a copy of an executed counterpart of this Guaranty by fax or email also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.

15. JURY WAIVER.  THE LENDER (BY ITS ACCEPTANCE HEREOF) AND THE GUARANTOR AGREE THAT NEITHER OF THEM, INCLUDING ANY ASSIGNEE OR SUCCESSOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS GUARANTY, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM.  NEITHER THE LENDER NOR THE GUARANTOR SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE LENDER AND THE GUARANTOR, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS.  NEITHER THE LENDER NOR THE GUARANTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

[signature page to follow]

           IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty, or caused this Guaranty to be executed and delivered by its duly authorized officer, as a sealed instrument as of the date appearing on page one.

WITNESS:		GUARANTOR:
SEVCON, INC.

/s/ Rebecca L.Pitman		By:	/s/ Matthew Boyle
Name:	Rebecca L.Pitman	Name: Matthew Boyle
Title: President

[SIGNATURE PAGE OF GUARANTOR TO GUARANTY]